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                                                                   EXHIBIT 10.27

                      THIS DOCUMENT CONSTITUTES PART OF A
                      PROSPECTUS COVERING SECURITIES THAT
                         HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

                           ANIXTER INTERNATIONAL INC.

                               STOCK OPTION TERMS

1. DEFINITIONS

     (a) "Agreement" shall mean a stock option grant made subject to these Terms.

     (b) "Board" shall mean the Board of Directors of the Corporation, as constituted from time to time, or any committee of that board authorized to act on matters relating to stock options.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Corporation" shall mean Anixter International Inc., a Delaware corporation.

     (e) "Date of Grant" shall mean the date as of which an Agreement is effective as stated in the Agreement.

     (f) "Employee" shall mean an individual who is an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Corporation or of a Subsidiary or of a Parent.

     (g) "Employment Termination" shall mean the termination of the Optionee's status as an Employee for any reason.

     (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified in the Agreement.

     (i) "Nonstatutory Stock Option" shall mean an option not described in Sections 422(b), 422A(b), 432(b), or 424(b) of the Code.

     (j) "Option" shall mean a Nonstatutory Stock Option granted pursuant to an Agreement.

     (k) "Option Period" shall mean the term of an Option, as specified in an Agreement.

     (l) "Parent" shall mean any corporation which owns at least fifty percent (50%) of the total combined voting power of all classes of stock in the Corporation or in another Parent.

     (m) "Partial Exercise" shall mean an exercise with respect to less than all of the remaining Shares exercisable pursuant to an Option.

     (n) "Terms" shall mean these Anixter International Inc. Stock Option Terms.

     (o) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

     (p) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (q) "Share" shall mean one (1) share of Stock as adjusted in accordance with Paragraph 4 of these Terms (if applicable).

     (r) "Stock" shall mean the Common Stock of the Corporation.

     (s) "Subsidiary" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own at least fifty percent (50%) of the total combined voting power of all classes of outstanding stock in such corporation.
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2. RIGHT TO EXERCISE

     Subject to the conditions set forth below and the exceptions set forth in Paragraphs 3 and 4 of these Terms, an Option shall become exercisable as specified in the Agreement. No partial Exercise of an Option may be made for a number of Shares having an aggregate value of less than $2,500.

3. TERM OF OPTION

     An option shall expire on the date specified in the Agreement. In addition, an Option shall expire upon the termination of the Optionee's service as an Employee, if such termination occurs first, subject to the following provisions:

          (a) If the Employment Termination is caused by the Optionee's death, then the Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's executors or administrators or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance ("Optionee's Representative"), but only to the extent that the Option was exercisable under Paragraph 2 of these Terms on date of death.

          (b) If Employment Termination is caused by any reason other than death or for cause, then the Option (to the extent not previously exercised) may be exercised within a period of ninety (90) days after the termination, or if the Employment Termination is for cause, then the Option shall terminate on the date of such Employment Termination, but in each case only to the extent that the option was exercisable under Paragraph 2 of these Terms on the date of the termination. If the Optionee dies within such period, the Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's Representative, but only to the extent that the option was exercisable under Paragraph 2 of these Terms on the date of the termination.

          Any other provision of an Agreement or these Terms to the contrary notwithstanding, an Option shall not be exercisable after the expiration date set forth in the Agreement.

          For purposes of this Paragraph 3, the Employee relationship shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board).

4. SHARES AND ADJUSTMENT

     The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of an Option shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) In case the Corporation shall (i) pay a dividend in Shares of Stock or make a distribution in Shares of Stock to its Stockholders, (ii) subdivide its outstanding Shares of Stock, (iii) combine its outstanding Shares of Stock into a smaller number of Shares of Stock or (iv) issue by reclassification of its Shares of Stock other securities of the Corporation (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), the number of Shares purchasable upon exercise of an Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of Shares or other securities of the Corporation which the Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Paragraph
     (a) shall become effective immediately after the effective date of such event retroactive to immediately after the record date, if any, for such event.

          (b) In case the Corporation shall issue rights, options, or warrants to all holders of its Shares of Stock, without any charge to such holders, entitling them (for a period expiring within 45 days after the record date mentioned below in this Paragraph (b)) to subscribe for or purchase Shares of Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price per Share of Stock (as defined in Paragraph (d) below), the number of Shares thereafter purchasable upon

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     the exercise of an Option shall be determined by multiplying the number of
     Shares theretofore purchasable by a fraction, of which the numerator shall be the number of Shares of Stock outstanding on such record date plus the number of additional Shares of Stock offered for subscription or purchase, and of which the denominator shall be the number of Shares of Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of Shares of Stock so offered would purchase at the then Current Market Price per Share of Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

          (c) In case the Corporation shall distribute to all holders of Shares of Stock (i) shares of stock other than Stock, (ii) evidences of its indebtedness, (iii) assets or cash (excluding ordinary cash dividends payable out of consolidated earnings or retained earnings and dividends or distributions referred to in Paragraph (a) above), or (iv) rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Shares of Stock (excluding those referred to in Paragraph (b) above), then in each case the number of Shares thereafter purchasable upon the exercise of an Option shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of the Option, by a fraction, the numerator of which shall be the Current Market Price per Share of Stock on the record date mentioned below in this Paragraph (c), and the denominator of which shall be the Current Market Price per Share of Stock on such record date, less the then fair value of the portion of the shares of stock other than Stock or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one Share of Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (d) For the purpose of any computation under Paragraphs (b) and (c) above, the Current Market Price per Share of Stock at any date shall be the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices for such day, in either case on the principal national securities exchange on which the Shares are listed or admitted to trading, or if they are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Stock on NASDAQ or any comparable system, or if the Stock is not listed in NASDAQ or comparable system, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose, or if there is no public market for the Stock, the fair market value of the Stock as determined by Duff & Phelps Financial Consulting Company, or another independent appraisal firm selected as a replacement therefore by the Committee.

          (e) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable upon the exercise of an Option; provided, however, that any adjustments which by reason of this Paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, but not later than three years after the happening of the specified event or events. All calculations shall be made to the nearest one thousandth of a share. Anything in these provisions to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required, to make such changes in the number of Shares purchasable upon the exercise of an Option, in addition to those required by this Paragraph 4, as it in its discretion shall determine to be advisable in order that any dividend or distribution in Shares of Stock, issuance of rights, warrants or options to purchase Stock, or distribution of shares of stock other than Stock, evidences of indebtedness or assets or cash (other than ordinary cash dividends out of consolidated earnings or retained earnings) or convertible or exchangeable

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     securities hereafter made by the Corporation to the holders of Stock shall not result in any tax to the holders of Stock or securities convertible into Stock.

          (f) Whenever the number of Shares purchasable upon the exercise of an Option is adjusted, as herein provided, the Exercise Price payable upon exercise of the Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

          (g) In the event that at any time, as a result of any adjustment made pursuant to Paragraph (a) above, the Optionee shall become entitled to purchase any shares of capital stock of the Corporation other than Shares of Stock, thereafter the number of such other shares so purchasable upon exercise of this Option and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in Paragraphs (a) through (f), inclusive, above, and Paragraphs
     (h) through (k), inclusive, below, and the provisions of these Terms with respect to Shares shall apply on like terms to such other shares.

          (h) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Stock purchasable upon the exercise of an Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (x) the only Shares of Stock so issued were the Shares of Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (y) such Shares of Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (i) Whenever the number of Shares purchasable upon the exercise of an Option or the Exercise Price of an Option is adjusted, as herein provided, the Corporation shall promptly mail by first class mail, postage prepaid, to the Optionee notice of such adjustment or adjustments. The Corporation may retain a firm of independent public accountants (who may be the regular accountants employed by the Corporation) to make any computation required by these provisions and shall cause such accountants to prepare a certificate setting forth the number of Shares purchasable upon the exercise of the Option and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive of the correctness of such adjustment and the Optionee shall have the right to inspect such certificate during reasonable business hours.

          (j) Except as provided in these provisions, no adjustment in respect of any dividends shall be made during the term of an Option or upon the exercise of an Option.

          (k) In case of any consolidation of the Corporation with or merger of the Corporation with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation (or an affiliate of such successor or purchasing corporation) as the case may be, agrees that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of an Option the kind and amount of shares and other securities and property (including cash) which the Optionee would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the option been exercised immediately prior to such action. The provisions of this Paragraph (k) shall similarly apply to successive consolidations, mergers, sales or conveyances.

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5. EXERCISE OF OPTION

     The Optionee or the Optionee's Representative may exercise an Option by giving written notice to the Secretary of the Corporation. The notice shall specify the election to exercise the Option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person or persons exercising the option. In the event that the Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Corporation of the representative's right to exercise the Option. The Optionee or the Optionee's Representative shall deliver to the Secretary of the Corporation, at the time of giving the notice, payment in the form which conforms to the applicable subparagraph of Paragraph 15 of these Terms for the full amount of the Purchase Price.

     The Corporation shall thereafter cause to be issued a certificate or certificates for the Shares as to which an Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

6. WITHHOLDING TAXES

     In the event that the Corporation determines that it is required to withhold Federal, state or local tax as a result of the exercise of an Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. The Optionee shall also make arrangements satisfactory to the Corporation to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising an Option.

7. RIGHTS AS A SHAREHOLDER

     Neither the Optionee nor the Optionee's Representative shall have any rights as a shareholder with respect to any shares subject to an Option until the Option has been properly exercised and the Shares subject to the Option have been issued in the name of the Optionee or the Optionee's Representative.

8. LEGALITY OF ISSUANCE

     No Shares shall be issued upon the exercise of an Option unless and until the Corporation has determined that:

          (a) It and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof.

          (b) Any applicable listing requirement of any stock exchange on which stock is listed has been satisfied; and

          (c) Any other applicable provision of state or Federal law has been satisfied.

9. RESTRICTIONS ON TRANSFER OF SHARES

     Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

     In the event that the sale of Shares is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree that the Shares to be acquired pursuant to the exercise of an Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Corporation and its counsel.

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     Stock certificates evidencing Shares acquired under an Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provision of any applicable law):

        "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Paragraph 9 shall be conclusive and binding on the Optionee and all other persons.

10. REGISTRATION OF SECURITIES

     The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares acquired under an Agreement to comply with any law.

11. REMOVAL OF LEGENDS

     If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under an Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12. NO TRANSFER OR ASSIGNMENT OF OPTION

     Except as otherwise provided in Paragraph 3(a) of these Terms, an Option and the rights and privileges conferred thereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, the Option and the rights and privileges conferred hereby shall immediately become null and void.

13. NO EMPLOYMENT RIGHTS

     Nothing in these Terms or an Agreement shall be construed as giving the Optionee the right to be retained as an Employee or as impairing the right of the Corporation to terminate his or her service at any time, with or without cause.

14. DESIGNATION OF OPTION

     All Options shall be Nonstatutory Stock Options.

15. PAYMENT FOR STOCK

     (a) Payment in Cash

          The entire Purchase Price may be paid in U.S. dollars.

     (b) Surrender of Stock

          All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned by the Optionee or the Optionee's Representative for six (6) months or more and must have a value as determined pursuant to Paragraph 4(d) on the date of exercise of an Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.

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16. CHANGES AND INTERPRETATION

     These Terms and an Agreement may be modified only in writing authorized by the Board and by either the Optionee to whom the modification is being applied or by holders of a majority of options to purchase Stock issued to Employees by the Corporation. Notwithstanding the foregoing, the Board shall have the authority to interpret and administer the provisions of these Terms and such actions by the Board shall be final and binding.

IN WITNESS WHEREOF, the Corporation has caused these Terms to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation as of this 8th day of February, 1996.

                                          Anixter International, Inc.

                                          By:
                                              ----------------------------------

                                          Title:
                                                 -------------------------------

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                      THIS DOCUMENT CONSTITUTES PART OF A
                      PROSPECTUS COVERING SECURITIES THAT
                         HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

                            1996 STOCK OPTION GRANT

     THIS GRANT is made as of the 8th day of February, 1996 by ANIXTER INTERNATIONAL INC., a Delaware corporation (the "Corporation"), to
                              (the "Optionee").

1. INCORPORATION OF TERMS

     This Grant shall be governed by the attached Anixter International Inc. Stock Option Terms (the "Terms"), all of the provisions of which are hereby incorporated herein.

2. GRANT OF OPTION

     On the terms and conditions stated herein and in the Terms, the Corporation
hereby grants to the Optionee the option to purchase             Shares as
defined in the Terms for an exercise price of        and      dollars ($     )
per Share. This grant is made pursuant to the provisions of the [1983 Stock Incentive Plan/1987 Key Executive Equity Plan/1989 Employee Stock Incentive Plan/1996 Stock Incentive Plan and is subject to the approval of that plan by the stockholders of the Corporation].

3. RIGHT TO EXERCISE

     Subject to the conditions and the exceptions set forth herein and in the Terms, this Option shall become exercisable for one-fourth (1/4) of the Shares on February 8, 1997, one-fourth (1/4) of the Shares on February 8, 1998, one-fourth (1/4) of the Shares on February 8, 1999 and the remaining Shares on February 8, 2000.

4. TERM OF OPTION

     This Option shall in any event expire in its entirety February 8, 2006. This Option shall further expire as set forth in the Terms.

5. EXERCISE CONSTITUTES AGREEMENT TO REFRAIN FROM COMPETITION

     By exercising any portion of this Option, the Optionee will be signifying the agreement of Optionee to refrain for a period of nine months from the termination of Optionee's employment with the Corporation and its subsidiaries, from participating in any activities which are competitive with any activities of the Corporation or its subsidiaries in which the Optionee participated. Participation shall not include the ownership of less than 1% of a publicly traded security.

     IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation.

                                          ANIXTER INTERNATIONAL INC.
                                          a Delaware corporation

                                          By:
                                               ---------------------------------
                                          Its:

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